                                  Exhibit 99.1



                     Resolution of the Miami City Commission

                   dated May 10, 2001, effective May 21, 2001



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J-01-386
5/4/01

                             RESOLUTION NO. 01-420
                                            ------

          A RESOLUTION OF THE MIAMI CITY COMMISSION AUTHORIZING THE
          CITY MANAGER AND THE CITY ATTORNEY TO SEEK AN AMENDMENT TO
          THE RESTATED COMPOST RECYCLING AGREEMENT ATTEMPTING TO
          RESOLVE ISSUES RELATED TO THE SETTLEMENT OF THE LAWSUIT
          BEDMINSTER SEACOR SERVICES MIAMI CORPORATION V. THE CITY OF MIAMI.
          ------------------------------------------------------------------
          IN THE CIRCUIT COURT OF THE ELEVENTH JUDICIAL CIRCUIT,
          CASE NO. 98-20458 CA 32, AND TO DEVELOP AN AMENDMENT TO THE AGREEMENT, IN A FORM ACCEPTABLE TO THE CITY ATTORNEY, WITH BEDMINSTER SEACOR SERVICES MIAMI CORPORATION TO PRESENT TO THE CITY COMMISSION
          FOR APPROVAL.

         BE IT RESOLVED BY THE COMMISSION OF THE CITY OF MIAMI, FLORIDA:

         Section 1. The City Manager and the City Attorney are authorized (1) to seek an amendment to the Restated Compost Recycling Agreement attempting to resolve issues related to the settlement of the lawsuit BEDMINSTER SEACOR
                                                        -----------------
SERVICES MIAMI CORPORATION v. THE CITY OF MIAMI, in the Circuit Court of the
-----------------------------------------------
Eleventh Judicial Circuit, Case No. 98-20458 CA 33, and to develop an amendment to the Agreement, in a form acceptable to


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(1) This herein authorization is further subject to compliance with all requirements that may be imposed by the City Attorney, including but not limited to those prescribed by applicable City Charter and Code provisions.

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the City Attorney, with Bedminster Seacor Services Miami Corporation to present to the City Commission for approval.

         Section 2. This Resolution shall become affective immediately upon its adoption and signature of the Mayor.(2)

         PASSED AND ADOPTED this 10th day of May, 2001.


                                        -----------------------------
                                             JOE CAROLLO, MAYOR


in accordance with Miami Code Sec. 2-38, since the Mayor did not indicate approval of this obligation by signing it in the designated place provided, said legislation must become effective with the elapse of ten (10) days from the date of Commission action regarding same, without the Mayor execution or veto.


                                               /s/ Walter, J. Foeman
                                         -----------------------------------
                                            Walter, J. Foeman, City Clerk


ATTEST:

-------------------------------
WALTER J. FOEMAN
CITY CLERK

AFFROVED AS TO FORM AND CORRECTNESS



/s/ Alejandro Vilarello
-------------------------------
ALEJANDRO VILARELLO
CITY ATTORNEY


0528B, B55


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(2) If the Mayor does not sign this Resolution, it shall become effective at the end of ten calendar days from the date it was passed and adopted. If the Mayor vetoes this Resolution, it shall become effective immediately upon override of the vote by the City Commission.




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